UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2002

NEWPORT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144
(Registrant’s telephone number, including area code)

Item 7.    Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 20, 2002.

Item 9.    Regulation FD Disclosure.

On August 20, 2002, Newport Corporation, a Nevada corporation (the “Registrant”), announced a cost reduction program and a reorganization of its business units. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

By:	/s/ JEFFREY B. COYNE
Jeffrey B. Coyne
Vice President, General Counsel and Corporate Secretary

August 20, 2002

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 20, 2002.

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